SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 27, 2004

FLOWSERVE CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-13179	31-0267900
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code : (972) 443 - 6500

Item 12.   Results of Operations and Financial Condition

On May 27, 2004, Flowserve Corporation (the “Company”) issued the attached press release announcing its financial results for the three months ended March 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On May 27, 2004, the Company also hosted a conference call to discuss its financial results for the three months ended March 31, 2004.  A transcript of the call is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Form 8-K and the attached press release and conference call transcript shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Exhibit Index

(99.1)  Press release, dated May 27, 2004, issued by the Company.

(99.2)  Transcript of conference call, dated May 27, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLOWSERVE CORPORATION

	By:	/s/ Ronald F. Shuff
Ronald F. Shuff
Vice President, Secretary and General Counsel

Date: June 2, 2004